                  AMENDED AND RESTATED MID ATLANTIC MEDICAL SERVICES, INC.
                        STOCK COMPENSATION TRUST AGREEMENT

              THIS AMENDED AND RESTATED STOCK COMPENSATION TRUST AGREEMENT made and entered into as of the 20th day of December, 1996, effective as of August 26, 1996, by and between Mid Atlantic Medical Services, Inc., a corporation organized under the laws of the State of Delaware (hereinafter referred to as the "Company") and THE BANK OF NEW YORK, a New York banking corporation (hereinafter referred to as the "Trustee").

              WHEREAS, the Company (as defined below) desires to establish a trust (the "Trust") in accordance with the laws of the State of New York and for the purposes stated in this Agreement;

              WHEREAS, the Trustee desires to act as trustee of the Trust, and to hold legal title to the assets of the Trusts, in trust, for the purposes hereinafter stated and in accordance with the terms hereof;

              WHEREAS, the Company or its subsidiaries have previously adopted the Plans (as defined below);

              WHEREAS, the Company desires to provide assurance of the availability of the shares of its common stock necessary to satisfy certain of its obligations or those of its subsidiaries under the Plans (as defined below);

              WHEREAS, the Trustee has accepted such appointment as of August 26, 1996;

              WHEREAS, the Company intends, that the assets of the Trust Fund shall be and remain subject to the claims of the Company's creditors as herein provided and that the Plans not be deemed funded by virtue of the existence of this Trust; and

              WHEREAS, the Trust is intended to be a "grantor trust" with the result that the corpus and income of the Trust are treated as assets and income of the Company pursuant to Sections 671 through 679 of the Code; and

              NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Trustee declare and agree as follows:

     1.       DEFINITIONS; ESTABLISHMENT OF TRUST

              1.1. DEFINITIONS. Whenever used in this Trust Agreement, unless otherwise provided or the context otherwise requires:

                      AUTHORIZED OFFICER. "Authorized Officer" means the Chairman, President, any Vice President, the Secretary or the Treasurer of the Company or any other person or persons as may be designated by the Company.

                      BOARD OF DIRECTORS. "Board of Directors" means the board of directors of the Company.

                      CHANGE OF CONTROL. "Change of Control" means any of the following events:

                      (a) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the


     Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the then outstanding voting securities of the Company; provided, however, that the following acquisitions shall not constitute a Change of
     Control: (i) an acquisition by or directly from the Company, (ii) an acquisition by any employee benefit plan or trust sponsored or maintained by the Company; and (iii) any acquisition described in subclauses (A) or (B) of subsection (b) below; or


                      (b) approval by the stockholders of the Company of (i) a complete dissolution or liquidation of the Company, (ii) a sale or other disposition of all or substantially all of the Company's assets or
     (iii) a reorganization, merger, or consolidation ("Business Combination") unless either (A) all or substantially all of the stockholders of the Company immediately prior to the Business Combination own more than 50% of the voting securities of the entity surviving the Business Combination, or the entity which directly or indirectly controls such surviving entity, in substantially the same proportion as they owned the voting securities of the Company immediately prior thereto, or (B) the consideration (other than cash paid in lieu of fractional shares or payment upon perfection of appraisal rights) issued to stockholders of the Company in the Business Combination is solely common stock which is publicly traded on an established securities exchange in the United States.

                      CODE. "Code" means the Internal Revenue Code of 1986, as amended.

                      COMMITTEE. "Committee" means a committee of officers selected by the Board of Directors, except as provided in Section 9.2, or by an individual or individuals authorized by the Board of Directors to make such selection which is charged with administration of the Trust.

                      COMPANY. "Company" means Mid Atlantic Medical Services, Inc., a Delaware corporation, or any successor thereto. References to the Company shall include its subsidiaries where appropriate.

                      COMPANY STOCK. "Company Stock" means shares of common stock, par value $0.01 per share, issued by the Company or any successor securities.

                      EXTRAORDINARY DIVIDEND. "Extraordinary Dividend" means any dividend or other distribution of cash or other property (other than Company Stock) made with respect to Company Stock, which the Board of Directors declares generally to be other than an ordinary dividend.

                      FAIR MARKET VALUE. "Fair Market Value" means as of any date the closing price quotation, or, if none, the average of the bid and asked prices, as reported with respect to the Company Stock on the most recently available date, on any national exchange on which the Company Stock is then listed, or if not so listed, on the NASDAQ National Market, or other consolidated reporting system reporting trades of the Company Stock. If the Company Stock is not so listed, "Fair Market Value" shall mean the average of the bid and asked prices as quoted by all market makers in the Company Stock. In the event that a market for the Company Stock does not exist, the Committee may determine, in any case or cases, that "Fair Market Value" shall be determined on the basis of the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business.

                      INSOLVENCY. "Insolvency" means (i) the inability of the Company to pay its debts as they become due, or (ii) the Company being subject to a pending proceeding as a debtor under the provisions of Title 11 of the United States Code (Bankruptcy Code).

                      LOAN.  "Loan" means the loan and extension of credit to


     the Trust evidenced by a promissory note dated as of the Closing (as defined in the Amended and Restated Common Stock Purchase Agreement dated December 20, 1996, effective as of August 26, 1996, between the Trust and the Company (the Common Stock Purchase Agreement )) and, following cancellation of such promissory note, by the replacement promissory note dated as of the Rescission Closing (as defined in the Common Stock Purchase Agreement), with which the Trustee will purchase Company Stock.

                      OPTION GRANT. "Option Grant" means an option granted under one of the Plans to a Plan Participant to acquire shares of Company Stock.



                      PLAN COMMITTEE CERTIFICATION. "Plan Committee Certifications" means a certification to be provided to the Trustee by the Committee from time to time which (i) sets forth the number of shares of Company Stock transferred to a Plan Participant, and (ii) certifies that the determination of such number is in accordance with the terms of each Plan.

                      PLANS. "Plans" means the employee plans listed on Schedule A hereto and any other employee benefit plan of the Company designated as such by the Board of Directors.

                      PLAN PARTICIPANT. "Plan Participant" means an individual who has an Option Grant under any of the Plans.

                      RELIABLE SOURCE. "Reliable Source" means (i) a report filed with the Securities and Exchange Commission, (ii) a public statement issued by the Company, or a periodical of general circulation, including, but not limited to, The NEW YORK TIMES or THE WALL STREET JOURNAL, or (iii) a certificate of the Company signed by the Chief Executive Officer or by the Chairman of the Board of Directors.

                      SUSPENSE ACCOUNT. "Suspense Account" means the account in which shares of Company Stock acquired with the Loan are held until they are released pursuant to Section 3.1.

                      TRUST. "Trust" means the trust established pursuant to this Trust Agreement.

                      TRUSTEE. "Trustee" means Bank of New York or any successor trustee.

                      TRUST YEAR. "Trust Year" means the period beginning on the date of the Closing (the "Closing Date") and ending on the next following December 31st and on each December 31st thereafter.

              1.2.    ESTABLISHMENT OF TRUST.

                      TRUST. This Agreement and the Trust shall be known as the Mid Atlantic Medical Services, Inc. Stock Compensation Trust. The parties intend that the Trust will be an independent legal entity with title to and power to convey all of its assets. The parties hereto further intend that the Trust not be subject to the Employee Retirement Income Security Act of 1974, as amended. The Trust is not a part of any of the Plans and does not provide retirement or other benefits to any Plan Participant. The assets of the Trust will be held, invested and disposed of by the Trustee, in accordance with the terms of the Trust. The Company covenants and agrees to at all times make available sufficient shares of Company Stock for purposes of the Plans to the extent that there are not sufficient shares in the Trust to meet the requirements of the Plans; provided, however, that the Trustee shall not be responsible for enforcing such obligation of the Company.

                      TRUSTEE. The trustee named above, and its successor or successors, is hereby designated as the trustee hereunder, to receive, hold, invest, administer and distribute the Trust Fund in accordance with this Agreement, the provisions of which shall govern the power, duties and responsibilities of the Trustee.

                      TRUST FUND.  The assets held at any time and from time


     to time under the Trust collectively are herein referred to as the "Trust Fund" and shall consist of contributions received by the Trustee, proceeds of any loans, investments and reinvestment thereof, the earnings and income thereon, less disbursements therefrom. Except as herein otherwise provided, title to the assets of the Trust Fund shall at all times be vested in the Trustee and securities that are part of the Trust Fund shall be held in such manner that the Trustee's name and the fiduciary capacity in which the securities are held are fully disclosed, subject to the right of the Trustee to hold title in bearer form or in the name of a nominee, and the interests of others in the Trust Fund shall be only the right to have such assets received, held, invested, administered and distributed in accordance with the provisions of the Trust.



                      IRREVOCABILITY. The Trust Fund shall be used for the exclusive purpose of aiding the Company in delivering the benefits provided by the Plans and defraying the expenses of the Trust in accordance with this Trust Agreement. The Trustee, however, is under no obligation to enforce the requirements set forth in the foregoing sentence. No part of the income or corpus of the Trust Fund shall be recoverable by the Company except as provided in Sections 2.1, 2.2 and
     7.2 and except as provided in Article II of the Common Stock Purchase Agreement, with respect to the Rescission (as defined in such Agreement).

                      TRUST FUND SUBJECT TO CLAIMS. Notwithstanding any provision of this Agreement to the contrary, the Trust Fund shall at all times remain subject to the claims of the Company's general creditors under federal and state law as set forth herein.

     2.       CONTRIBUTIONS AND DIVIDENDS

              2.1. CONTRIBUTIONS. For each Trust Year the Company shall contribute to the Trust in cash such amount, which together with dividends, as provided in Section 2.2, and any other earnings of the Trust Fund, shall enable the Trustee to make all scheduled payments of principal and interest due under the Loan on a timely basis. Unless otherwise expressly provided herein, the Trustee shall apply all such contributions, dividends and earnings to the payment of principal and interest due under the Loan. The Company may from time to time, in its sole discretion, make additional contributions to the Trust for the purpose of enabling the Trust to make prepayments of principal with respect to the Loan (a "Prepayment Contribution"). The Trustee shall immediately use any Prepayment Contribution to make a prepayment of principal with respect to the Loan. All contributions made under the Trust shall be delivered to the Trustee. The Trustee shall be accountable for all contributions received by it, but shall have no duty to require any contributions to be made to it.

              2.2. DIVIDENDS. Except as otherwise provided herein, dividends paid in cash on Company Stock held by the Trust, including Company Stock held in the Suspense Account, shall be applied to pay interest and repay scheduled principal due under the Loan. In the event that cash dividends paid on Company Stock held in the Trust, other than Extraordinary Dividends, exceed the amount of scheduled principal and interest due in any Trust Year, such excess shall be used to purchase additional shares of Company Stock and/or shall be distributed to a broad cross-section of individuals employed by the Company, as determined in good faith by the Committee. Dividends which are not in cash or in Company Stock (including Extraordinary Dividends, or portions thereof) shall be reduced to cash by the Trustee and reinvested in Company Stock as soon as practicable. For purposes of this Agreement, Company Stock purchased with the proceeds of an Extraordinary Dividend, any excess dividend or with the proceeds of a non-cash dividend and any dividend paid in the form of Company Stock shall, for purposes of this Agreement (including without limitation Section 3.1 hereof), be deemed to have been acquired with the proceeds of the Loan. In the Trustee's discretion, investments in Company Stock may be made through open-market purchases, private transactions or (with the Company's consent) purchases from the Company. In carrying out the duties as set forth in this Section, the Trustee shall act solely pursuant to the directions of the Committee.


     3.      RELEASE AND ALLOCATION OF COMPANY STOCK

              3.1. RELEASE OF SHARES. Upon any payment (including a prepayment) or forgiveness in any Trust Year of any principal on the Loan (a "Principal Payment"), the following number of shares of Company Stock acquired with the proceeds of the Loan shall be available for allocation ("Available Shares") as provided in this Article 3: the number of shares so acquired and held in the Suspense Account immediately before such payment or forgiveness, multiplied by a fraction the numerator of which is the amount of the Principal Payment and the denominator of which is the sum of such Principal Payment and the remaining principal of the Loan outstanding after such Principal Payment.

              3.2. PAYMENT OF BENEFITS. Available Shares shall be distributed, as directed by the Committee, to the Plan Participants at such times as may be required to provide shares in accordance with the Plans. Any payments required by the Plan Participants shall be made in accordance with the Plans.


     4.       TAX WITHHOLDING

              4.1. WITHOLDING OF TAXES. The Trustee shall, as directed by the Committee, withhold, require withholding, or otherwise satisfy any withholding obligation, on any distribution which it is directed to make, such amount as the Committee shall reasonably estimate to be necessary to comply with applicable federal, state and local withholding requirements. Upon settlement of such tax liability, the Trustee shall distribute the balance of such amount. Prior to making any distribution hereunder, the Trustee may require such release of documents from any taxing authority, or may require such indemnity, as the Trustee shall reasonably deem necessary for its protection.

     5.       ADMINISTRATION OF TRUST FUND

              5.1. MANAGEMENT AND CONTROL OF TRUST FUND. Subject to the terms of this Agreement, the Trustee shall have exclusive authority and responsibility to manage and control the assets of the Trust Fund; provided, however, that the Trustee shall have no authority or responsibility to manage and control shares of Company Stock returned to the Company in connection with the Rescission from and after the date of the Rescission Closing (as such terms are defined in the Amended and Restated Common Stock Purchase Agreement, dated as of December 20, 1996, by and between the Company and the Trust).

              5.2.    INVESTMENT OF FUNDS.  Except as otherwise provided in
     Section 2.2 and in this Section 5.2, the Trustee shall invest and reinvest the Trust Fund exclusively in Company Stock, including any accretions thereto resulting from the proceeds of a tender offer, recapitalization or similar transaction which, if not in Company Stock, shall be reduced to cash as soon as practicable. The Trustee may invest any portion of the Trust Fund temporarily pending investment in Company Stock, distribution or payment of expenses in (i) investments in United States Government obligations with maturities of less than one year,
     (ii) interest-bearing accounts including but not limited to certificates of deposit, time deposits, saving accounts and money market accounts with maturities of less than one year in any bank, including the Trustee's, with aggregate capital in excess of $1,000,000,000 and a Moody's Investor Services rating of at least P1, or an equivalent rating from a nationally recognized ratings agency, which accounts are insured by the Federal Deposit Insurance Corporation or other similar federal agency, (iii) obligations issued or guaranteed by any agency or instrumentality of the United States of America with maturities of less than one year or (iv) short-term discount obligations of the Federal National Mortgage Association.

              5.3. TRUSTEE'S ADMINISTRATIVE POWERS. Except as otherwise provided herein, and subject to the Trustee's duties hereunder, the Trustee shall have the following powers and rights, in addition to those provided elsewhere in this Agreement or by law:

                      (a)     to retain any asset of the Trust Fund;

                      (b) subject to Section 5.4 and Article 3, to sell, transfer, mortgage, pledge, lease or otherwise dispose of, or grant options with respect to, any Trust Fund assets at public or private sale;

                      (c) upon direction from the Committee and with the Trustee's consent, to borrow from any lender (including the Company


     pursuant to the Loan), to acquire Company Stock as authorized by this Agreement, to enter into lending agreements upon such terms (including reasonable interest and security for the loan and rights to renegotiate and prepay such loan) as may be determined by the Committee; provided, however, that any collateral given by the Trustee for the Loan shall be limited to cash and property contributed by the Company to the Trust and dividends paid on Company Stock held in the Trust and shall not include Company Stock acquired with the proceeds of Loan;

                      (d) with the consent of the Committee, to settle, submit to arbitration, compromise, contest, prosecute or abandon claims and demands in favor of or against the Trust Fund initiated by a party other than the Trustee;

                      (e) to vote or to give any consent with respect to any securities, including any Company Stock, held by the Trust either in person or by proxy for any purpose, provided that the Trustee shall vote, tender or exchange all shares of Company Stock as provided in
     Section 5.4;



                      (f) to exercise any of the powers and rights of an individual owner with respect to any asset of the Trust Fund and to perform any and all other acts that in its judgment are necessary or appropriate for the proper administration of the Trust Fund, even though such powers, rights and acts are not specifically enumerated in this Agreement;

                      (g) to employ such accountants, actuaries, investment bankers, appraisers, other advisors and agents as may be reasonably necessary in collecting, managing, administering, investing, valuing, distributing and protecting the Trust Fund or the assets thereof or any borrowings of the Trustee made in accordance with Section 5.3(c); and to pay their reasonable fees and out-of-pocket expenses, which shall be deemed to be expenses of the Trust and for which the Trustee shall be reimbursed in accordance with Section 4.1;

                      (h) to cause any asset of the Trust Fund to be issued, held or registered in the Trustee's name or in the name of its nominee, or in such form that title will pass by delivery, provided that the records of the Trustee shall indicate the true ownership of such asset;

                      (i) to utilize another entity as custodian to hold, but not invest or otherwise manage or control, some or all of the assets of the Trust Fund; and

                      (j) to consult with legal counsel (who may also be counsel for the Trustee generally) with respect to any of its duties or obligations hereunder; and to pay the reasonable fees and out-of-pocket expenses of such counsel, which shall be deemed to be expenses of the Trust and for which the Trustee shall be reimbursed in accordance with
     Section 4.1.

     Notwithstanding the foregoing, neither the Trust nor the Trustee shall have any power to, and shall not, engage in any trade or business. Any loan obtained by the Trustee pursuant to Section 5.3(c) shall be in its capacity as Trustee and not in its individual corporate capacity.

              5.4.    VOTING AND TENDERING OF COMPANY STOCK.

              (a) Voting of Company Stock. The Trustee shall follow the directions of each Plan Participant, as to the manner in which shares of Company Stock held by the Trust are to be voted on each matter brought before an annual or special stockholders' meeting of the Company or the manner in which any consent is to be executed, in each case as provided below. Before each such meeting of stockholders, the Trustee shall cause to be furnished to each Plan Participant, a copy of the proxy solicitation material received by the Trustee, together with a form requesting confidential instructions as to how to vote the shares of Company Stock held by the Trustee. Upon timely receipt of directions from the Plan Participants, the Trustee shall on each such matter vote the number of shares (including fractional shares) of Company Stock held by the Trust as follows:

                      The Company Stock shall be voted by the Trustee with each Plan Participant directing a number of shares of Company Stock (the "Participant Directed Amount") equal to the quotient of (x) the total number of shares of Company Stock held by the Trust and (y) the number of Plan Participants on the relevant date. Any Participant Shares for


     which the Trustee does not receive a signed voting-direction instrument shall be voted for, against or to abstain in the same proportions as those shares of Company Stock for which the Trustee did receive instructions.

                      Similar provisions shall apply in the case of any action by shareholder consent without a meeting.

                      (b) TENDER OR EXCHANGE OF COMPANY STOCK. The Trustee shall use its best efforts timely to distribute or cause to be distributed to each Plan Participant any written materials distributed to stockholders of the Company generally in connection with any tender offer or exchange offer, together with a form requesting confidential instructions as to whether or not to tender or exchange shares of Company Stock held in the Trust. Upon timely receipt of instructions from a Plan Participant, the Trustee shall tender such Participant's Participant Directed Amount if such Plan Participant has directed the Trustee to tender.


                      (c) The Company shall maintain appropriate procedures to ensure that all instructions by Participants in the Plans are collected, tabulated, and transmitted to the Trustee without being divulged or released to any person affiliated with the Company or its affiliates. All actions taken by Plan Participants shall be held confidential by the Trustee and shall not be divulged or released to any person, other than (i) agents of the Trustee who are not affiliated with the Company or its affiliates or (ii) by virtue of the execution by the Trustee of any proxy, consent or letter of transmittal for the shares of Company Stock held in the Trust.


     6.       CONCERNING THE TRUSTEE

              6.1.    Notices to the Trustee.
                      The Trustee may rely on the authenticity, truth and ac-curacy of, and will be fully protected in acting upon:

                      (a) any notice, direction, certification, approval or other writing of the Company, if evidenced by an instrument signed in the name of the Company by an Authorized Officer; and

                      (b) any copy of a resolution of the Board of Directors of the Company, if certified by the Secretary or an Assistant Secretary of the Company under its corporate seal; or

                      (c) any notice, direction, certification, approval or other writing, oral or other transmitted form of instruction received by the Trustee and believed by it to be genuine and to be sent by or on behalf of the Committee.

              6.2.    EXPENSES OF THE TRUST FUND.

                      The Trustee is authorized to pay out of the Trust Fund:


     (a) all brokerage fees and transfer tax expenses and other expenses incurred in connection with the sale or purchase of investments; (b) all real and personal property taxes, income taxes and other taxes of any kind at any time levied or assessed under any present or future law


     upon, or with respect to, the Trust Fund or any property included in the Trust Fund; (c) the Trustee's compensation and expenses as provided in
     Section 6.3 hereof; and (d) all other expenses of administering the Trust, including, without limitation, the expenses incurred by the Trustee pursuant to Section 6.11 of this Agreement, if any, unless promptly paid to the Trustee by the Company.

              6.3.    COMPENSATION OF THE TRUSTEE.

                      The Company will pay to the Trustee such compensation for its services as set forth on Exhibit A as from time to time amended by the Company and the Trustee and will reimburse the Trustee for all expenses (including reasonable attorney's fees) incurred by the Trustee in the administration of the Trust. If not promptly paid on request, the Trustee may charge such fees and expenses to and pay the same from the Trust Fund. The compensation and expenses of the Trustee shall constitute a lien on the Trust Fund.

              6.4.    PROTECTION OF THE TRUSTEE.

                      The Company shall pay and shall protect, indemnify and save harmless the Trustee and its officers, employees and agents from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, attorneys' fees and expenses) of any nature arising from or relating to any action or any failure to act by the Trustee, its officers, employees and agents or the transactions contemplated by this Trust Agreement, including, but not limited to, any claim with respect to the Rescission (as such term is defined in the Common Stock Purchase Agreement), any claim by a shareholder of the Company of any kind or nature, any claim made by a Plan Participant or his or her beneficiary with respect to payments made or to be made by the Trustee and any claim made by the Company or its successor, whether pursuant to a sale of assets, merger, consolidation, liquidation or otherwise, that this Trust Agreement is invalid or ultra vires, except to the extent that any such loss, liability, action, suit, judgment, demand, damage, cost or expense has been determined by a final judgment of a court of competent jurisdiction to be solely the result of the gross negligence or willful misconduct of the Trustee, its officers, employees or agents.
     To the extent that the Company has not fulfilled its obligations under the foregoing provisions of this Section, the Trustee shall be reimbursed out of the assets of the Trust Fund or may set up reasonable reserves for the payment of such obligations. The Trustee assumes no obligation or responsibility with respect to any action required by this Trust Agreement on the part of the Company or the Committee. With respect to all action or inaction taken or not taken by the Trustee prior to the Rescission Closing, the rights of the Trustee shall be determined in accordance with the terms and provisions of the Common Stock Purchase Agreement.

              6.5.    DUTIES OF THE TRUSTEE.

                      The Trustee will be under no duties whatsoever, except such duties as are specifically set forth as such in this Trust
     Agreement, and no implied covenant or obligation will be read into this Trust Agreement against the Trustee. The Trustee will not be liable for any action or failure to act except if such action or failure to act constitutes gross negligence or willful misconduct. The Trustee will not be compelled to take any action toward the execution or enforcement


     of the Trust or to prosecute or defend any suit in respect thereof, unless indemnified to its satisfaction against loss, cost, liability and expense; and the Trustee will be under no liability or obligation to anyone with respect to any failure on the part of the Company, the Committee or a Plan Participant. Nothing in this Trust Agreement shall be construed as requiring the Trustee to make any payment in excess of the amounts held in the Trust Fund at the time of such payment or otherwise to risk its own funds. The Trustee has no duty to maintain records with respect to Option Grants or with respect to the shares in the Suspense Account.

              6.6.    SETTLEMENT OF ACCOUNTS OF THE TRUSTEE.

                      The Trustee shall keep or cause to be kept accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. Such accounts shall be open to inspection and audit at all reasonable times during normal business hours by any person designated by the Company or the Committee. At least annually after the end of each Plan Year, the Trustee shall file with the Company and the Committee a written account, listing the investments of the Trust Fund and any uninvested cash balance thereof, and setting forth all receipts, disbursements, payments, and other transactions respecting the Trust Fund not included in any such previous account. Any account, when approved by the Company and the Committee, will be binding and conclusive on the Company, the Committee and all Plan Participants, and the Trustee will thereby be released and discharged from any liability or accountability to the Company, the Committee and all Plan Participants with respect to all matters set forth therein. Omission by the Company or the Committee to object in writing to any specific items in any such account within sixty (60) days after its delivery will constitute approval of the account by the Company and the Committee. No other accounts or reports shall be required to be given to the Company, the Committee or a Plan Participant except as stated herein or except as otherwise agreed to in writing by the Trustee. The Trustee shall not be required to file, and no Plan Participant or beneficiary shall have right to compel, an accounting, judicial or otherwise, by the Trustee.

              6.7.    RIGHT TO JUDICIAL SETTLEMENT.

                      Nothing contained in this Trust Agreement shall be construed as depriving the Trustee of the right to have a judicial settlement of its accounts, and upon any proceeding for a judicial settlement of the Trustee's accounts or for instructions the only necessary parties thereto in addition to the Trustee shall be the Company and the Committee.

              6.8.    RESIGNATION OR REMOVAL OF THE TRUSTEE.

                      The Trustee may at any time resign and may at any time be removed by the Company upon thirty (30) days' notice in writing.

              6.9.    APPOINTMENT OF SUCCESSOR TRUSTEE.

                     In the event of the resignation or removal of the Trustee, or in any other event in which the Trustee ceases to act, a successor trustee may be appointed by the Company by instrument in writing delivered to and accepted by the successor trustee. Notice of such appointment and approval, if applicable, will be given by the Company to the retiring trustee, and the successor trustee will deliver


     to the retiring trustee an instrument in writing accepting such appointment. Notwithstanding the foregoing, if no appointment and approval, if applicable, of a successor trustee is made by the Company within a reasonable time after such a resignation, removal or other event, any court of competent jurisdiction may appoint a successor trustee after such notice, if any, solely to the Company and the retiring trustee, as such court may deem suitable and proper.

              In the event of such resignation, removal or other event, the retiring trustee or its successors and assigns shall file with the Company a final account to which the provisions of Section 6.6 hereof relating to annual accounts shall apply.

              In the event of the appointment of a successor trustee, such successor trustee will succeed to all the right, title and estate of, and will be, the Trustee; and the retiring trustee will after the settlement of its final account and the receipt of any compensation or expenses due it, deliver the Trust Fund to the successor trustee together with all such instruments of transfer, conveyance, assignment and further assurance as the successor trustee may reasonably require. The retiring trustee will retain a lien upon the Trust Fund to secure all amounts due the retiring trustee pursuant to the provisions of this Trust Agreement.

              6.10.   MERGER OR CONSOLIDATION OF THE TRUSTEE.

                      Any corporation continuing as the result of any merger or resulting from any consolidation to which merger or consolidation the Trustee is a party, or any corporation to which substantially all the business and assets of the Trustee may be transferred, will be deemed automatically to be continuing as the Trustee.

              6.11. DECLARATORY JUDGMENT. Effective on and after December 20, 1996, the Trustee may, prior to taking any action pursuant to this Agreement with respect to which the Trustee determines in good faith that the legality or permissibility of such action under this Agreement or otherwise is questionable, seek a declaratory judgment from a court of competent jurisdiction as to such legality or permissibility.

     7.       ENFORCEMENT; INSOLVENCY OF THE COMPANY

              7.1.    ENFORCEMENT OF TRUST AGREEMENT AND LEGAL PROCEEDINGS.

                      The Company shall have the right to enforce any provi-sion of this Trust Agreement. In any action or proceeding affecting the Trust, the only necessary parties shall be the Company, the Trustee and the Committee and, except as otherwise required by applicable law, no other person shall be entitled to any notice or service of process. Any judgment entered in such an action or proceeding shall, to the maximum extent permitted by applicable law, be binding and conclusive on all persons having or claiming to have any interest in the Trust.

              7.2.    INSOLVENCY OF THE COMPANY.

                      (a) If at any time (i) the Company or a person claiming
     to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, (ii) the Trustee is served with any order, process or paper from which it appears that an allegation to the effect that the Company is Insolvent has been made in a judicial proceeding or (iii) the Trustee has actual knowledge of a current report


     or statement from a nationally recognized credit reporting agency or from a Reliable Source to the effect that the Company is Insolvent, the Trustee shall discontinue allocations under
     Section 3 under this Trust Agreement, shall hold the Trust Fund for the benefit of the Company's creditors, and shall resume allocations under
     Section 3 under this Trust Agreement, only upon receipt of an order of a court of competent jurisdiction requiring such payment or if the Trustee has actual knowledge of a current report or statement from a nationally recognized credit reporting agency or other Reliable Source (other than a Reliable Source described in clause (iii) of the definition thereof) to the effect that the Company is not Insolvent; provided, however, that in the event that allocations under Section
     3 were discontinued by reason of a court order or injunction, the Trustee shall resume allocations only upon receipt of an order of a court of competent jurisdiction requiring such allocation. The Company and its Chief Executive Officer shall be obligated to give the Trustee prompt written notice in the event that the Company becomes Insolvent. The Trustee shall not be liable to anyone in the event benefit payments are discontinued pursuant to this Section 7.2. For purposes of this
     Section 7.2, the term Company shall include any and all of the Company's subsidiaries. The Company hereby specifically represents and warrants to the Trustee that, as of December 20, 1996, neither the Company nor any subsidiary of the Company with one or more employees benefiting under the Plans is Insolvent.

     8.  AMENDMENT, REVOCATION AND TERMINATION

                      8.1. AMENDMENTS. Except as otherwise provided herein, the company may amend the Trust at any time and from time to time in any manner which it deems desirable, provided that no amendment which would adversely affect the rights, duties, interests, fees or obligations of the Trustee shall be made without the Trustee's written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the Company shall retain the power under all circumstances to amend the Trust to correct any errors or clarify any ambiguities or similar issues of interpretation in this Agreement.

                      8.2.  TERMINATION.  Subject to the terms of this
     Section 8.2, the Trust shall terminate on the later of (i) the date all Available Shares are distributed and (ii) the date on which the Loan is paid in full (the "Termination Date"). The Company may terminate the Trust at any time prior to the Termination Date. The Trust shall also terminate automatically upon the Company giving the Trustee written notice of a Change of Control (The Trustee shall have no duty to authenticate the occurrence of a Change of Control).

     Immediately upon a termination of the Trust, the Company shall be deemed to have forgiven all amounts then outstanding under the Loan. As soon as practicable after receiving notice from the Company of a Change of Control or upon any other termination of the Trust, the Trustee shall sell all of the Company Stock and other non-cash assets (if any) then held in the Trust Fund as directed by the Committee in good faith taking into account the interests of a broad cross-section of individuals em-ployed by the Company. The proceeds of such sale shall first be returned to the Company up to an amount equal to the principal amount, plus any accrued interest, of the Loan that was forgiven upon such termination. Any funds remaining in the Trust after such payment to the Company (the "Excess Funds") shall be allocated and distributed with reasonable promptness to Plan Participants among a broad cross-section of the Company's employees as determined by the


     Committee.

                      8.3. FORM OF AMENDMENT OR TERMINATION. Any amendment or termination of the Trust shall be evidenced by an instrument in writing signed by an Authorized Officer of the Company, certifying that said amendment or termination has been authorized and directed by the Company or the Board of Directors, as applicable, and, in the case of any amendment, shall be consented to by signature of an authorized officer of the Trustee, if required by Section 8.1.

     9.       MISCELLANEOUS PROVISIONS

              9.1.    SUCCESSORS.

                      This Trust Agreement shall be binding upon and inure to the benefit of the Company and the Trustee and their respective successors and assigns.

              9.2. COMMITTEE ACTION.

                      Any action required or permitted to be taken by the Committee may be taken on behalf of the Committee by any individual so authorized. The Company (or the Committee after a Change of Control) shall furnish to the Trustee the name and specimen signature of each member of the Committee upon whose statement of a decision or direction the Trustee is authorized to rely. Until notified of a change in the identity of such person or persons, the Trustee shall act upon the assumption that there has been no change. After the Company has given the Trustee notice that a Change of Control has occurred, the Board of Directors shall no longer have the authority to remove or appoint members of the Committee and the members of the Committee in place immediately preceding such a Change of Control shall continue as such members and shall appoint new members to replace any members who resign or otherwise cease to be members after the Change of Control.


              9.3.    NONALIENATION.

                      Except insofar as applicable law may otherwise require,
     (a) no amount payable to or in respect of any Plan Participant at any time under the Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable, shall be void; and (b) the Trust Fund shall in no manner be liable for or subject to the debts or liabilities of any Plan Participant.

              9.4.    COMMUNICATIONS.

                      (a) Communications to the Company shall be addressed to the Company at 4 Taft Court, Rockville, MD 20850 Attn: Joseph L. Guarriello, provided, however, that upon the Company's written request, such communications shall be sent to such other address as the Company may specify.

                      (b) Communications to the Trustee shall be addressed to it at One Wall Street, New York, New York 10286, Attn: Division
     Head, Master Trust/Custody Division; provided, however, that upon the


     Trustee's written request, such communications shall be sent to such other address as the Trustee may specify.

                      (c) No communication shall be binding on the Trustee until it is received by officer the Trustee having primary responsi-bility for this Trust, and no communication shall be binding on the Company until it is received by the Company.

              9.5.    HEADINGS.

                      Titles to the Sections of this Trust Agreement are included for convenience only and shall not control the meaning or interpretation of any provision of this Trust Agreement.

              9.6.    THIRD PARTIES.

                      A third party dealing with the Trustee shall not be required to make inquiry as to the authority of the Trustee to take any action nor be under any obligation to follow the proper application by the Trustee of the proceeds of sale of any property sold by the Trustee or to inquire into the validity or propriety of any act of the Trustee.

              9.7.    GOVERNING LAW.

                      This Trust Agreement and the Trust established hereunder shall be governed by and construed, enforced, and administered in accordance with the internal laws of the State of New York without regard to principles of conflicts of laws and the Trustee shall be liable to account only in the courts of that state.

              9.8.    COUNTERPARTS.

                      This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be the original although the others shall not be produced.


              IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto as of the day and year first above written.



                                        MID ATLANTIC MEDICAL SERVICES, INC.


                                        By:  /S/ JOSEPH L. GUARRIELLO
                                            --------------------------

     Attest



      /S/ ALISA CHESTLER
     --------------------

                                                 THE BANK OF NEW YORK, as
                                                 TRUSTEE



                                                 By:  /S/  EUGENE J. FORAN
                                                    ----------------------



     Attest



     /S/ KATARINA ANTENS-MILLER
     ---------------------------



                                       SCHEDULE A
                                       ----------


                                  MAMSI 1990 Non-Qualified Stock Option Plan
                                  MAMSI 1991 Non-Qualified Stock Option Plan
                                  MAMSI 1992 Non-Qualified Stock Option Plan
                                  MAMSI 1993 Non-Qualified Stock Option Plan
                                  MAMSI 1994 Non-Qualified Stock Option Plan
                                  MAMSI 1995 Non-Qualified Stock Option Plan
                                  MAMSI 1996 Non-Qualified Stock Option Plan


                                      The Bank of New York
                                        Schedule of Fees
                                               for
                                      Grantor Trust Services
                                               for
                                 MID ATLANTIC MEDICAL SERVICES, INC.


     The following schedule of fees would apply to the subject trust. Fees are rendered quarterly.


     Administration Fees:                       $15,000 annually

     Special Asset Fee:

     $10,000 per annum for the first company stock account held as an asset per issuer.

     $3,000 per annum for each additional account.

     Transaction Fees:

     Security Transaction                       $15.00 per security
                                                 transaction
     Lump Sum/Expense Payments                  $12.50 per check plus postage
     Periodic Payments                          $2.00 per check plus postage
     Wire Transfers (outgoing)                  $15.00 per transfer

     Special Transaction Fees

     Change of Control                          $10,000 per event
     Insolvency                                 $10,000 per event
     Termination of the Trust                   $3,000 per event
     Tax Form Preparation                       $150 per hour as incurred
     Convert to Pay Status                      $100 per participant
     Proxy Services                             $150/hour
     Corporate Action Administrative Services   $150/hour
     Legal Fees/Out-of-Pocket Expenses          As Incurred

     Special Reporting Fees - Sub Plan Accounting

     $1,500 annually per investment pool
     $250 per plan within each pool

     Fees as quoted above do not include any direct out-of-pocket or legal expenses which would become payable in accordance with the grantor trust agreement. There are no initial set-up fees, except legal fees, incurred with the establishment/conversion of the trust to The Bank of New York.
                                            Exhibit A